dot HILL®

Growth through Innovation™

Investor Presentation

May 2015

Real Time Matters™

NASDAQ: HILL

SAFE HARBOR

Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the second quarter of 2015 and other future periods. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the second quarter of 2015 and all future periods may be different from the financial guidance provided in this presentation; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

DOT HILL AT A GLANCE

NASDAQ: HILL

- 30 years in business
- Public since 2000

Worldwide Presence

- 320 employees*
- HQ: Longmont, CO
- Tech development centers
  - Colorado and Minnesota
  - Hyderabad, India

Extensive Deployments

- Over 650,000 systems installed to date
- 99.999% uptime

Innovative IP

- Strong patent portfolio
- 9th generation RAID
- IP across platforms, software & systems
- 120 Patents & Patents Pending

Proven OEM Supplier

- Trusted Server OEM Supplier
- Embedded Solution Provider

PROVEN COMPANY → SOUND TECHNOLOGY → SOLID PARTNER

* Plus 65 Full Time Dedicated Equivalent contractors in Hyderabad, India doing test and sustaining engineering work

SELECTED FINANCIAL INFORMATION

3-Year Stock Price (@5/8/15): HILL

YTD 2015	3 Mos.	1 Yr	3-Yr
54.0%	63.5%	104.1%	489.7%



$7
$6
$5
$4
$3
$2
$1
$0
2012
2013
2014
2015

Stock Information (NASDAQ:HILL

Closing Price @ 5/8/15	$6.90
52 Week High	$7.00
52 Week Low	$3.14
Market Cap	$422M
Avg Volume (3M)	373,487
Shares Outstanding	61.2M

Non-GAAP Income Statement

	1Q'15	Change vs. Q4'14
Revenue (M)	$60.3	-11.66%
Gross Margin (%)	33.8%	-80 bps
Opex (M)	$16.4	+9.5%
Operating Income (%)	6.6%	-600 bps
EPS	$0.06	-$0.07

Balance Sheet as of March 31, 2015 ($M)

Cash and Cash Equivalents	46.3
Accounts Receivable	42.2
Inventories	9.5
Accounts Payable	30.8
Net Working Capital	57.2

Net Working Capital = Current Assets – Current Liabilities

DOT HILL LEADER IN THE IP LANDSCAPE

MDB Patent Portfolio Tech Score*



NetApp
EMC
Oracle
Dell
Intel
IBM
HP
LSI
0.75
0.85
0.95
1.05
1.15
1.25

Source: MDB Capital Group (December 2013)

Companies with Most Inbound Citations



IBM
Hitachi
EMC
Cypress Semi
LSI
NetApp
Dell
CommVault
HP
0
100
200
300
400

Source: MDB Capital Group (December 2013)

Average Issued U.S. Patent Score (ipCG Scoring Analysis)



34
Silicon Graphics
NetApp
Dell
Cisco
FalconStor
Intel
Xyratex
Hitachi
Invensys
EMC
Oracle
IBM
Lenovo
Fujitsu
LSI

Source: ipCapital Group, Inc. (September 2011)

*The Tech Score is a perspective on the quality and relevance of a company's IP portfolio.

- **Patent portfolio rated strongest** by MDB Capital and iPCapital Group in terms of quality and relevance
- **Highest number of citations by others of any storage company**

PRODUCTS

dot HILL®

MARKET TAM

Entry	**3000 Series** Entry level arrays optimized for SMB/SME virtualized IT workloads using Real*Stor*	**$1.9B** Price Band 2 ($5K - $10K)
Enterprise	**4000 Series** Hybrid Arrays with maximum flexibility across capacity, features and cost using Real*Stor*	**$4.1B** Price Bands 3 & 4 ($10K - $25K)
Performance	**6000 Series** High performance storage targeting Vertical markets: Telco, HPC, M&E, Big Data Analytics using Real*Stor*	**$9.2B** Price Bands 5 & 6 ($25K - $100K)

INCREASING PERFORMANCE

RealStor™

Total Available Market: $15.2B

IDC - WW Enterprise Storage Systems 2013-2017 Forecast Update 244293

FOCUS: WHY WE WIN

CULTURE

Focused
Flexibility with Process and Infrastructure

INNOVATION

Focused
Solutions to Real World Problems

EXECUTION

Focused
Collaborative Development First to Market Differentiation

QUALITY

Focused
99.999% Measured Uptime over 176,000 Systems

30 year old Startup with a Midwestern Ethic

Real Time Matters™






2011 - 2020
Growth
• Network Traffic CAGR[1] ~32%
• Storage Capacity CAGR[2] ~50%
• Demand for Instant data access
• New workloads introducing significantly different I/O profiles
Time

Internet of Things (IoT) / 3rd Platform

Dot Hill Innovation Bridges the Gap

Real*Stor*, Real*Tier*, Real*Stream*, Real*Sure*

But…

Traditional Storage Does Not Cost-effectively Meet Performance or Agility Requirements

1 - Global Internet of Things (IoT) Market 2015-2019 (Reportsnreports.com)
2 - Data Storage in 2014: Cloud, Virtual SANs, Big Data (TBD)

Profit Without Growth

GROWTH and Accelerating PROFITABILITY

Growth Without Profit

BROCADE
QLOGIC
EMULEX
EMC²
WD Western Digital
NetApp
DELL
IBM
SEAGATE
HITACHI DATA SYSTEMS

dot HILL

Real Time Matters™

OCZ
nimble storage
PURESTORAGE
TINTRI
SOLIDFIRE
FUSION-IO
tegile

GROWTH THROUGH INNOVATION

Profit Without Growth

GROWTH
and
Accelerating
PROFITABILITY

Growth Without Profit

Real Time *Matters*™

REVENUE ARCHITECTURE....DIVERSIFIED SOURCES

Vertical Markets leverage the **Server OEM foundation** into higher growth, higher margin and "stickier" revenue streams



Vertical Markets
TELCO
M&E
VS
BDA
GEO
HEALTH
OIL/GAS
HPC
FED
CSP/OFS
Server OEMs

Real Time *Matters*™

SERVER OEM FOUNDATION

The **Server OEM** business forms the **foundation for the company**, through scale and market and technology validation


Server OEM Customers
(Current & Prospective)
Stratus Technologies
hp
lenovo
CRAY
HITACHI
DELL
cisco
sgi
ORACLE

VERTICAL MARKETS SEGMENT NON-GAAP FINANCIALS

Financial Summary

	Q1'15 TTM	Change vs. Previous TTM
Revenue (M)	$115.7	+44.6%
Gross Margin (%)	42.3%	-40 bps
Contribution Margin (M)	$38.7	+54%
Contribution Margin (%)	33.8%	+210 bps

Gross Margin ($M) and (%)



$50
$40
$30
$20
$10
$0
45%
40%
35%
30%
17.8
30.6
43.5
+71%
+42%
2012
2013
2014
Gross Profit
Gross Margin %

Growth in Vertical Markets ($M)



51
72
102
+40%
+42%
2012
2013
2014

Contribution Margin ($M) and (%)



$40
$35
$30
$25
$20
$15
$10
$5
$0
35%
30%
25%
20%
15%
10%
5%
0%
8.2
22.0
33.9
+168%
+54%
2012
2013
2014
Contribution Margin
Contribution Margin %

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on storage growth and Dot Hill product differentiation

Vertical Markets leverage the Server OEM foundation into **higher growth**, **higher margin** and **“stickier” revenue streams**



TELCO
$2.0B TAM
MEDIA & ENTERTAINMENT
$8.4B TAM
VIDEO SURVEILLANCE
$6.6B TAM
BIG DATA/ DATA ANALYTICS
$5.5B TAM
GEOSPATIAL
$0.5B TAM
HEALTH CARE
$1.0B TAM
OIL & GAS
$0.5B TAM
HIGH PERFORMANCE COMPUTING
$1.5B TAM
FEDERAL SYSTEM INTEGRATORS
$3.0B TAM
CSP/OFS
$2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources

VERTICAL MARKET PROFILE: TELCO



Global Handset Data Traffic
25000
20000
15000
10000
5000
0
Other
Games & Applications
Video
Music
Browsing
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

What is Enabling Data Growth?

- Proliferation of mobile devices
  - Global handsets data growing to 21 Exabytes by 2017
- Enhancement of network bandwidth
  - Over 1.2B subscribers with 4G by 2018
- Increase in “large file size” data (e.g. video, music, gaming)

Source: Strategy Analytics, Handset Data Traffic (2001-2017)

Workload Case Studies

- Unified Messaging
  - Nokia Solutions creates a private cloud for users to access texts, email, photos, video, from any device
- Network Management
  - Tektronix creates “Data Probe” solutions to capture and analyze network traffic for performance bottlenecks and load balancing

Source: Strategy Analytics

dot HILL®

Tektronix

RealStor™ RealTimeMatters

RealStream™

Data Center/Cloud Monitoring

Core Network Monitoring

Customer Experience Management

Access Networking Monitoring for E2E Analytics


GeoBlade
Tektronix

Enhanced GeoProbe®

- Tekcomms is the market leader in probe technology for fixed and mobile carriers
- The GeoProbe® platform gives operators insight on customer behavior and quality of interaction with the network

The Tektronix GeoProbe® provides comprehensive network monitoring and data collection across legacy and next-generation technologies

Real Time Matters™

Capacity for 1 hour video


25X
27.6 TB
13.8 TB
8.6 TB
4.3 TB
1.08 TB
Traditional
4K Projection
S3D
HDR
HFR

What is Enabling Data Growth?

- New technologies are increasing video storage requirements up to 25 times
  - 4K and higher resolutions
  - Stereoscopic 3D
  - Increasing Frame Rate

Workload Case Study

- Post Production
  - Dot Hill storage provides predictable multiple 4K streams of video for Autodesk video editing and content creation application software
- Broadcast & Streaming Video
  - Concurrent Computer Corporation relies on Dot Hill storage to provide performance, reliability and capacity to deliver seamless video via a wide range of delivery systems and formats

QUANTUM STORNEXT PRO 4K

RealStor™
RealTimeMatters

RealTier™

Quantum.



Quantum QXS-5600


Quantum
Quantum

Quantum Pro4K with QXS-1200

QXS 1200

Complete, 4K/8K Ready collaborative storage for Post and Broadcast M&E applications

A rock-solid storage solution that delivers higher performance and capacity, and allows for maximum collaboration. For new workflow or expanding 4K workflow capabilities with StorNext® or Xsan ™ environments

Real Time Matters℠

VERTICAL MARKET PROFILE: VIDEO SURVEILLANCE


Video Surveillance Storage Market Size & Forecast ($B)
6.0
4.5
3.0
1.5
0.0
20%
15%
10%
5%
0%
13.4%
14.4%
15.6%
16.9%
18.1%
2013
2014
2015
2016
2017
2018
Storage Technologies
YoY Growth

Video Surveillance Storage Market (2013-2018) – Markets & Markets

CyrusOne Quantum Honeywell BOSCH AVIGILON tyco Johnson Controls Schneider Electric

What is Enabling Data Growth?

- Security Threats across the World
- Growing Installations of Surveillance Systems
- 3D, 4K HD and new Pattern Recognition Analytics

Workload Case Study

- Streaming Video
  - 2,000 Cameras at Bakersfield School District
- Video Data Conversion
  - Dot Hill storage accommodates random computing workloads for video data conversion from 2,000 cameras site-wide

VIDEO SURVEILLANCE OVERVIEW

dot HILL

RealStor™

RealTime Matters

RealTier™

RealStream™

CyrusOne


Network Video Recorders (NVRs)
1,000's of Devices (IoT)

Real Time Matters™

KEY CUSTOMER DESIGN WIN (VIDEO SURVEILLANCE MARKET) BAKERSFIELD SCHOOL DISTRICT

dot HILL

Customer Challenges

Real-time conversion of continuous video streams

Enhanced security

1,000's of cameras across the district



Innovations for Video Surveillance

- **Real***Tier* Real-time data tiering to maximize system performance
- **Real***Stor* Scalable performance
- Patented Technology

Better Together

2,000 District Security Cameras



RealTier™

Winning Solution

Bakersfield City School District

RealStor™



- **28,000 students** on 43 campuses
- **15 frames per second**, at 640x480+ resolution
- **Video conversion** to H.264 format
- Results **35% less** storage space required
- **Fast** transaction workloads
- **Cost-effective** archiving

VERTICAL MARKET PROFILE: BIG DATA ANALYTICS

Big Data Growth

Big data market is estimated to grow 45% annually to reach $25 billion by 2015

Growth of Global Data – Zettabytes
Zettabyte=One Million Petabytes



40
30
20
10
0
2009
2011
2015
2020

REUTERS

*Greater Than - Source: Nasscom – CRISIL GR&A Analysis

TERADATA splunk> MarkLogic YarcData ORACLE NIKSUN INFOBRIGHT

What is Enabling Data Growth?

- Explosion of unstructured "rich" social media
- Security biometrics, correlation of log data for real-time malicious activity monitoring
- Predictive analytics using facial recognition and wearable internet devices (e.g. enables retailer to greet incoming customers)

Workload Case Study

- Business analytics on large, deep detailed data that leverages Teradata's leading-edge technologies
  - Dot Hill Ultra48 provides 320 TB per cabinet with the lowest cost/capacity in Teradata Platform Family
  - Scalable to 54 PB across multiple cabinets
  - Dot Hill **Real***Sure* provides autonomic real-time predictive scheduling for big data queries

INTRODUCING THE TERADATA DATA WAREHOUSE APPLIANCE 2800

- ✓ Faster In-Memory Processing
- ✓ Increased Query Throughput
- ✓ Double the Capacity
- ✓ Double the Analytic Power
- ✓ More Configuration Flexibility


TERADATA
TERADATA
Data
Warehouse
Appliance

Real Time Matters℠

SERVER OEM SEGMENT NON-GAAP FINANCIALS

Financial Summary

	1Q'15 TTM	Change vs. Previous TTM
Revenue (M)	$113.2	-14.7%
Gross Margin (%)	25.0%	-220 bps
Contribution Margin (M)	$26.1	-23.1%
Contribution Margin (%)	23.1%	-250 bps

Gross Margin ($M) and (%)



$40
$35
$30
$25
$20
$15
$10
$5
$0
37.0
37.8
29.5
28%
28%
27%
27%
26%
26%
25%
25%
24%
2012
2013
2014
Gross Profit
Gross Margin %

Non GAAP Revenue ($M)



$175
$150
$125
$100
$75
$50
$25
$0
145
14
131
137
15
122
115
15
100
2012
2013
2014
HP
Other Server OEM

Contribution Margin ($M) and (%)



$40
$35
$30
$25
$20
$15
$10
$5
$0
35.2
35.8
27.5
27%
26%
26%
25%
25%
24%
24%
23%
23%
2012
2013
2014
Contribution Margin
Contribution Margin %

HP MSA PROGRESS



Hybrid Flash Array for the Entry Space
HP Announces Hybrid Flash Array, MSA Storage, NAS and Backu
The SmallBizWindows HP Storage MSA 2040 SAN Appliance Review
November 21, 2013
HP MSA 2040 Storage Review
HP Delivers a capable fibre channel disk array for sensible money – the MSA 2040 Storage serves up serious performance at a price SMBs can afford.
December 20, 2013
HP MSA 2040 Storage Review
HP brings 16Gbps Fibre Channel to the masses with the affordable and expandable MSA 2040
October 10, 2013
www.itpro.co.uk
Reviews: Connected Data Transporter, HP MSA 2040
Hewlett-Packard MSA 2040
March 13, 2015
March 17, 2015
MSA Storage
HP pitches hybrid
RealTier
RealPool
RealThin
RealStor
RealSnap
RealQuick
RealCache

Financials and Business Model

Real Time Matters™

NASDAQ: HILL

KEY FINANCIAL METRICS (2012-2014)

Non-GAAP Revenue ($M)


26%
34%
47%
74%
66%
53%
2012
2013
2014
Server OEM
Vertical Markets

OpEx ($M) / Gross Margin (%)


$65
$60
$55
$50
$45
$40
$35
$30
$25
36%
34%
32%
30%
28%
26%
24%
22%
20%
58
58
60
2012
2013
2014
OpEx
Gross Margin

Non GAAP Revenue & Operating Margin ($M and %)


$70
$65
$60
$55
$50
$45
$40
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
1Q'12
1Q'13
Q1'14
1Q'15
Revenue
Operating Margin %

Net Working Capital ($M)


$60
$55
$50
$45
$40
$35
$30
Q1'12
Q1'13
Q1'14
Q1'15

DOT HILL 1Q 2015 FINANCIAL RECAP (NON-GAAP)

Q1'15 Key Financial Metrics

	Q1'15	YoY Change
Total Revenue ($M)	60.3	+23.4%
Vertical Markets	35.9	+60.8%
Server OEM	24.3	-8.2%
Gross Margin (%)	33.8%	+70 bps
Operating Expenses ($M)	16.4	+ 8.1%
Operating Margin (%)	6.6%	+ 450 bps
Operating Profit ($M)	4.0	+285%
EPS ($)	$0.06	+ $0.04
Net Working Capital ($M)	57.2	+12.2M

Net Working Capital = Current Assets – Current Liabilities

REVENUE DIVERSIFICATION AND TRACTION

Largest Customer % of Revenue


67%
58%
47%
35%
25-30%
2012
2013
2014
Q1'15
2017T

Customers with Revenue Greater than 10% in any Qtr. (TTM)


2
2
3
4
5-7
2012
2013
2014
Q1'15
2017T

Enterprise Product % of Vertical Revenue


0%
3%
35%
2012
2013
2014

New Customer Revenue Ramp*


10%
15%
33%
2012
2013
2014

% of revenue from customers during 2012-2014 who had less than $1M in revenue in 2011

OPERATING LEVERAGE & MARGINS



Operating Leverage (%)
NM*
112%
25%
≈20%
18-25%
2012
2013
2014
2015E
2017F

* Not meaningful



Operating Margin (%)
-1.5%
5.1%
5.9%
≈8.0%
10-13%
2012
2013
2014
2015E
2017F

2017F based on operating model framework and 2015E based on guidance midpoint issued March 5, 2015



Devices
Controllers
Chassis
= OPERATING LEVERAGE

Projecting operating margin to double by 2017

GUIDANCE AND MEDIUM TERM FRAMEWORK

Q2'15 Updated Non-GAAP Guidance

	Q2 '15E	YoY Change (at Midpoint)
Total Revenue ($M)	58 – 62	+ 24%
EPS	$0.04 - $0.08	+ $0.04 (+ 200%)

2015 Non-GAAP Guidance Reiteration

	2015E	YoY Change (at Midpoint)
Total Revenue ($M)	230 – 270	+ 15%
Vertical Markets	120 – 150	+ 32%
Server OEM	110 – 120	Flat
Gross Margin	33 – 34%	Flat
Operating Expenses ($M)	61 – 64	+ 4%
EPS	$0.25 - $0.35	+ 50%

Q2'15E based on guidance issued May 7, 2015 and 2015E based on guidance issued March 5, 2015

2017 Business Model Framework

	2017 Operating Model Framework	
	Low	High
Revenue Growth vs. 2014 Baseline (CAGR)	14%	18%
Vertical Markets Growth vs. 2014 Baseline (CAGR)	25%	35%
Server OEM Growth vs. 2014 Baseline (CAGR)	-10%	10%
Gross Margin %	33%	34%
Operating Expense Goal as % of Revenue	23.0%	21.0%
Operating Margin %	10%	13%

GROWTH THROUGH INNOVATION


GROWTH and
Accelerating
PROFITABILITY
RealPool™
RealTier™
RealSnap™
RealThin™
RealStor™
RealStream™
RealSure™
Real Time Matters™
dot HILL
BROCADE
QLOGIC
nimble storage
PURESTORAGE
NetApp
DELL
IBM
TINTRI
SOLIDFIRE
tegile

dot HILL®

APPENDIX I: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Real Time Matters™

NASDAQ: HILL

ABOUT NON-GAAP FINANCIAL MEASURES

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, Quantum, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

2012-2014 NON-GAAP SEGMENT FINANCIAL RESULTS

	2012	2013	2014	2012 to 2013 Change	2013 to 2014 Change
REVENUE ($K)					
Total Server OEM	145,494	136,977	115,394	-5.9%	-15.8%
Total Vertical Markets	51,195	71,767	102,085	40.2%	42.2%
Total Net Revenue	**196,689**	**208,744**	**217,479**	**6.1%**	**4.2%**
GROSS PROFIT ($K)					
Total Server OEM	37,009	37,799	29,527	2.1%	-21.9%
Total Vertical Markets	17,847	30,638	43,526	71.7%	42.1%
Total Gross Profit	**54,857**	**68,437**	**73,053**	**24.8%**	**6.7%**
GROSS MARGIN (%)					
Total Server OEM	25.4%	27.6%	25.6%	+220 bps	- 200 bps
Total Vertical Markets	34.9%	42.7%	42.6%	+780 bps	- 10 bps
Total Gross Margin %	**27.9%**	**32.8%**	**33.6%**	**+490 bps**	**+ 80 bps**
SALES & MARKETING ($K)					
Total Server OEM	1,835	2,010	2,043	9.5%	1.6%
Total Vertical Markets	9,631	8,626	9,587	-10.4%	11.1%
Corporate	2,232	2,530	2,478	13.4%	-2.1%
Total Sales & Marketing	**13,698**	**13,166**	**14,108**	**-3.9%**	**7.2%**

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 NON-GAAP SEGMENT FINANCIAL RESULTS

	2012	2013	2014	2012 to 2013 Change	2013 to 2014 Change
CONTRIBUTION MARGIN ($K)					
Total Server OEM	35,174	35,789	27,484	1.7%	-23.2%
Total Vertical Markets	8,216	22,012	33,939	167.9%	54.2%
Corporate	(2,232)	(2,530)	(2,478)	13.4%	-2.1%
Total Contribution Margin	**41,158**	**55,271**	**58,945**	**34.3%**	**6.6%**
CONTRIBUTION MARGIN (%)					
Total Server OEM	24.2%	26.1%	23.8%	+ 190 bps	- 230 bps
Total Vertical Markets	16.0%	30.7%	33.2%	+1470 bps	+ 250 bps
Total Contribution Margin %	**20.9%**	**26.5%**	**27.1%**	**+560 bps**	**+ 60 bps**
CORPORATE EXPENSES ($K)					
Research and Development	35,833	34,589	36,272	-3.5%	4.9%
General and Administrative	8,279	10,088	9,897	21.9%	-1.9%
Total Corporate Expenses	**44,112**	**44,677**	**46,169**	**1.9%**	**3.3%**
OPERATING INCOME (LOSS) ($)					
Total Server OEM	35,174	35,789	27,484	1.7%	-23.2%
Total Vertical Markets	8,216	22,012	33,939	167.9%	54.2%
Corporate	(46,343)	(47,206)	(48,647)	1.9%	3.1%
Total Operating Income (Loss)	**(2,952)**	**10,595**	**12,776**	**458.9%**	**20.6%**

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 GAAP TO NON-GAAP REVENUE RECONCILIATION ($K)

	2012	2013	2014
GAAP net revenue from continuing operations	$ 194,548	$ 206,565	$ 217,665
GAAP revenue from discontinued operations	360	50	-
GAAP net revenue from continuing and discontinued operations	$ 194,908	$ 206,615	$ 217,665
AssuredUVS revenue	(360)	(50)	-
Long-term software contract royalties	2,141	2,179	(186)
Non-GAAP net revenue	**$ 196,689**	**$ 208,744**	**$ 217,479**

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP GROSS PROFIT RECONCILIATION ($K, EXCEPT %)

	2012	2013	2014
GAAP gross profit from continuing operations	$ 48,371	$ 66,070	$ 72,575
GAAP gross margin % from continuing operations	***24.9%***	***32.0%***	***33.3%***
GAAP gross profit (loss) from discontinued operations	(2,141)	(92)	-
GAAP gross profit from continuing and discontinued operations	$ 46,230	$ 65,978	$ 72,575
GAAP gross margin % from continuing and discontinued operations	***23.7%***	***31.9%***	***33.3%***
Stock-based compensation	618	334	350
Severance costs	71	40	74
Power supply component failures	-	(707)	(100)
AssuredUVS revenue	313	(50)	-
AssuredUVS expenses	673	140	-
Long-term software contract royalties	2,141	2,179	(186)
Long-term software contract costs	2,885	523	340
Intangible asset impairment	1,647	-	-
Intangible asset amortization	952	-	-
Non-GAAP gross profit	**$ 54,857**	**$ 68,437**	**$ 73,053**
Non-GAAP gross margin %	***27.9%***	***32.8%***	***33.6%***

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 GAAP TO NON-GAAP OPERATING EXPENSES RECONCILIATION ($K)

	2012	2013	2014
GAAP operating expenses from continuing operations	$ 58,027	$ 60,440	$ 64,272
GAAP operating expenses from discontinued operations	2,406	383	-
GAAP operating expenses from continuing and discontinued ops	$ 60,433	$ 60,823	$ 64,272
Currency loss	(555)	(517)	(86)
Stock-based compensation	(3,105)	(2,356)	(2,796)
AssuredUVS expenses	(1,585)	(402)	-
Contingent consideration adjustment	5	-	-
Long-term software contract deferred costs	3,562	394	-
Legal settlement	-	-	(1,000)
Legal fees related to power supply component failure	(49)	(2)	-
Restructuring (charge) recoveries	(639)	-	-
Severance costs	(257)	(97)	(113)
Non-GAAP operating expenses	$ 57,810	$ 57,843	$ 60,277

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP NET INCOME (LOSS) RECONCILIATION ($K)

	2012	2013	2014
GAAP net income from continuing operations	$ (10,402)	$ 5,540	$ 8,055
GAAP net loss from discontinued operations	(4,548)	(476)	-
GAAP net income from continuing and discontinued operations	$ (14,950)	$ 5,064	$ 8,055
Currency loss	555	517	86
Stock-based compensation	3,724	2,690	3,145
Restructuring charge (recoveries)	639	-	-
Power supply component failures	-	(705)	(100)
AssuredUVS expenses	1,898	542	-
AssuredUVS revenue	-	(50)	-
Contingent consideration adjustment	(5)	-	-
Other income	-	-	(27)
Long-term software contract royalties	2,141	2,179	(186)
Long-term software contract costs	2,885	523	340
Long-term software contract deferred costs	(3,562)	(394)	-
Intangible asset impairment	1,647	-	-
Intangible asset amortization	952	-	-
Legal fees related to power supply component failure	49	-	-
Legal settlement	-	-	1,000
Severance costs	327	137	188
Non-GAAP net income	$ (3,700)	$ 10,503	$ 12,501

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP EPS (LPS) RECONCILIATION

	2012	2013	2014
GAAP income per share from continuing operations	$ (0.18)	$ 0.09	$ 0.13
GAAP loss per share from discontinued operations	(0.08)	(0.01)	-
GAAP income per share from continuing and discontinued operations	$ (0.26)	$ 0.09	$ 0.13
Currency loss	0.01	0.01	0.00
Intangible asset amortization	0.02	0.00	0.00
Stock-based compensation	0.07	0.05	0.05
Power supply component failures	0.00	(0.01)	0.00
AssuredUVS expenses	0.03	0.01	0.00
Long-term software contract royalties	0.04	0.04	(0.00)
Long-term software contract costs	0.05	0.01	0.01
Long-term software contract deferred costs	(0.06)	(0.01)	0.00
Restructuring charge (recoveries)	0.01	0.00	0.00
Intangible asset impairment	0.03	0.00	0.00
Legal settlement	0.00	0.00	0.02
Other adjustments	0.01	(0.01)	(0.01)
Non-GAAP income per share*	$ (0.06)	$ 0.18	$ 0.20
Weighted average shares used to calculate income per share:			
Basic	56,954	58,521	60,171
Diluted	56,954	59,247	63,898

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	2012		2013		2014	
Server OEM GAAP net revenue from continuing operations	$	143,353	$	134,798	$	115,580
Long-term software contract royalties		2,141		2,179		(186)
Server OEM non-GAAP net revenue	$	145,494	$	136,977	$	115,394
Server OEM GAAP gross profit from continuing operations	$	30,683	$	35,534	$	29,211
Server OEM GAAP gross margin % from continuing operations		*21.4%*		*26.4%*		*25.3%*
Stock-based compensation		462		244		214
Severance costs		54		26		48
Power supply component failures		-		(707)		(100)
Long-term software contract royalties		2,141		2,179		(186)
Long-term software contract costs		2,885		523		340
Intangible asset amortization		777		-		-
Other COGS adjustment		6		0		0
Server OEM non-GAAP gross profit	$	37,008	$	37,799	$	29,527
Server OEM non-GAAP gross margin %		*25.4%*		*27.6%*		*25.6%*

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K) *(CONTINUED)*

	2012	2013	2014
Server OEM GAAP sales and marketing expenses from continuing operations	$ 1,965	$ 2,070	$ 2,120
Server OEM GAAP contribution margin from continuing operations	$ 28,718	$ 33,464	$ 27,091
Server OEM GAAP contribution margin % from continuing operations	*20.0%*	*24.8%*	*23.4%*
Stock-based compensation	(88)	(58)	(68)
Severance costs	(3)	(2)	(9)
Other marketing adjustment	(39)	-	-
Server OEM non-GAAP sales and marketing expenses	$ 1,835	$ 2,010	$ 2,043
Server OEM non-GAAP contribution margin	$ 35,173	$ 35,789	$ 27,484
Server OEM non-GAAP contribution margin %	*24.2%*	*26.1%*	*23.8%*
Server OEM GAAP operating income from continuing operations	$ 28,718	$ 33,464	$ 27,091
Stock-based compensation	550	302	282
Severance costs	57	28	57
Power supply component failures	-	(707)	(100)
Long-term software contract royalties	2,141	2,179	(186)
Long-term software contract costs	2,885	523	340
Intangible asset amortization	777	-	-
Other adjustment	45	-	-
Server OEM non-GAAP operating income	$ 35,173	$ 35,789	$ 27,484

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	2012	2013	2014
Vertical Markets GAAP net revenue from continuing operations	$ 51,195	$ 71,767	$ 102,085
GAAP Revenue from discontinued operations	360	50	-
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 51,555	$ 71,817	$ 102,085
AssuredUVS revenue	(360)	(50)	-
Vertical Markets non-GAAP net revenue	$ 51,195	$ 71,767	$ 102,085
Vertical Markets GAAP gross profit from continuing operations	$ 17,688	$ 30,536	$ 43,364
Vertical Markets GAAP gross margin % from continuing operations	*34.6%*	*42.5%*	*42.5%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	(2,141)	(92)	-
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 15,547	$ 30,444	$ 43,364
Vertical Markets GAAP gross margin % from continuing and discontinued ops	*30.2%*	*42.4%*	*42.5%*
Stock-based compensation	157	90	136
Severance costs	14	14	26
AssuredUVS revenue	(360)	(50)	-
AssuredUVS expenses	673	140	-
Intangible asset impairment	1,600	-	-
Intangible asset amortization	175	-	-
Other COGS adjustment	42	0	0
Vertical Markets non-GAAP gross profit	$ 17,848	$ 30,638	$ 43,526
Vertical Markets non-GAAP gross margin %	*34.9%*	*42.7%*	*42.6%*

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K) *(CONTINUED)*

	2012	2013	2014
Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 9,830	$ 8,755	$ 9,777
Vertical Markets GAAP contribution margin from continuing operations	$ 7,858	$ 21,781	$ 33,587
Vertical Markets GAAP contribution margin % from continuing operations	*15.3%*	*30.3%*	*32.9%*
Vertical Markets GAAP contribution margin from discontinued operations	103	-	-
Vertical Markets GAAP sales and marketing expenses from continuing and discontinued operations	$ 9,933	$ 8,755	$ 9,777
Stock-based compensation	(192)	(125)	(170)
Severance costs	(7)	(4)	(20)
AssuredUVS expenses	(103)	-	-
Vertical Markets non-GAAP sales and marketing expenses	$ 9,631	$ 8,626	$ 9,587
Vertical Markets non-GAAP contribution margin	$ 8,217	$ 22,012	$ 33,939
Vertical Markets non-GAAP contribution margin %	*16.1%*	*30.7%*	*33.2%*
Vertical Markets GAAP operating income from continuing operations	$ 7,858	$ 21,781	$ 33,587
Vertical Markets GAAP operating (loss) from discontinued operations	(2,197)	(92)	-
Vertical Markets GAAP operating income from continuing and discontinued operatioı	$ 5,661	$ 21,689	$ 33,587
Stock-based compensation	349	215	306
Severance costs	23	18	46
AssuredUVS revenue	(360)	(50)	-
AssuredUVS expenses	782	140	-
Intangible asset impairment	1,600	-	-
Intangible asset amortization	175	-	-
Other adjustment	(13)	-	-
Vertical Markets non-GAAP operating income	$ 8,217	$ 22,012	$ 33,939

Note: Totals may not aggregate and percentages may not calculate due to rounding

2012-2014 GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K)

	2012	2013	2014
Corporate GAAP sales and marketing expenses from continuing operations	$ 2,338	$ 2,625	$ 2,608
Corporate GAAP contribution margin from continuing operations	$ (2,338)	$ (2,625)	$ (2,608)
Stock-based compensation	(138)	(92)	(116)
Severance costs	(5)	(3)	(14)
Other marketing adjustment	37	0	0
Corporate non-GAAP sales and marketing expenses	$ 2,232	$ 2,530	$ 2,478
Corporate non-GAAP contribution margin	$ (2,232)	$ (2,530)	$ (2,478)
Corporate GAAP research and development expenses from continuing operations	$ 34,199	$ 35,332	$ 37,645
Corporate GAAP research and development expenses from discontinued operations	$ 741	$ -	$ -
Corporate GAAP research and development expenses from continuing and discontinued operations	$ 34,940	$ 35,332	$ 37,645
Stock-based compensation	(1,665)	(1,053)	(1,304)
Contingent consideration adjustment	5	-	-
AssuredUVS expenses	(777)	-	-
Long-term software contract deferred costs	3,562	394	-
Severance costs	(232)	(84)	(69)
Corporate non-GAAP research and development expenses	$ 35,833	$ 34,589	$ 36,272

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K) *(CONTINUED)*

	2012	2013	2014
Corporate GAAP general and administrative expenses from continuing operations	$ 9,695	$ 11,658	$ 12,122
Corporate GAAP general and administrative expenses from discontinued operations	1,609	393	-
Corporate GAAP general and administrative expenses from continuing and discontinued operations	$ 11,304	$ 12,051	$ 12,122
Currency loss	(555)	(517)	(86)
Stock-based compensation	(1,021)	(1,028)	(1,137)
AssuredUVS expenses	(751)	(412)	-
Restructuring (charge) recoveries	(639)	-	-
Legal settlement	-	-	(1,000)
Legal fees related to power supply component failure	(49)	(2)	-
Severance costs	(11)	(4)	(2)
Corporate non-GAAP general and administrative expenses	$ 8,278	$ 10,088	$ 9,897
Corporate GAAP operating loss from continuing operations	$ (46,232)	$ (49,615)	$ (52,375)
Corporate GAAP operating loss from discontinued operations	(2,350)	(392)	-
Corporate GAAP operating loss from continuing and discontinued operations	$ (48,582)	$ (50,007)	$ (52,375)
Currency loss	555	517	86
Stock-based compensation	2,826	2,173	2,557
AssuredUVS expenses	1,529	412	-
Long-term software contract deferred costs	(3,562)	(394)	-
Restructuring (charge) recoveries	639	-	-
Legal fees related to power supply component failure	49	2	-
Legal settlement	-	-	1,000
Severance costs	247	91	85
Other adjustments	(46)	-	-
Corporate non-GAAP operating loss	$ (46,345)	$ (47,206)	$ (48,647)

Note: Totals may not aggregate due to rounding

Q1'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q1'15	Q1'14	Q4'14
GAAP net revenue	$ 61,121	$ 48,207	$ 69,115
Long-term software contract royalties	(854)	653	(892)
Non-GAAP net revenue	$ 60,267	$ 48,860	$ 68,223
GAAP gross profit	$ 21,030	$ 15,265	$ 24,325
GAAP gross margin %	34.4%	31.7%	35.2%
Stock-based compensation	123	64	93
Severance costs	4	73	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Non-GAAP gross profit	$ 20,353	$ 16,178	$ 23,576
Non-GAAP gross margin %	*33.8%*	*33.1%*	*34.6%*

Q1'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

	Q1'15	Q1'14	Q4'14
GAAP sales and marketing expenses	$ 3,804	$ 3,294	$ 3,846
GAAP contribution margin	$ 17,226	$ 11,971	$ 20,479
GAAP contribution margin %	*28.2%*	*24.8%*	*29.6%*
Stock-based compensation	(116)	(72)	(80)
Severance costs	(21)	(42)	(2)
Non-GAAP sales and marketing expenses	$ 3,667	$ 3,180	$ 3,764
Non-GAAP contribution margin	$ 16,686	$ 12,998	$ 19,812
Non-GAAP contribution margin %	*27.7%*	*26.6%*	*29.0%*
GAAP operating expenses	$ 17,135	$ 15,668	$ 15,696
Currency (loss) gain	27	73	(71)
Stock-based compensation	(757)	(514)	(655)
Severance costs	(33)	(83)	(19)
Non-GAAP operating expenses	$ 16,372	$ 15,144	$ 14,951

Q1'15 UNAUDITED RECONCILIATION OF NON-GAAP MEASURES ($K)

dot HILL®

	Q1'15	Q1'14	Q4'14
GAAP operating income	$ 3,895	$ (403)	$ 8,629
Currency (gain) loss	(27)	(73)	71
Stock-based compensation	880	578	748
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Severance costs	37	156	19
Non-GAAP operating income	$ 3,981	$ 1,034	$ 8,625
GAAP net income	$ 3,871	$ (412)	$ 8,505
Currency (gain) loss	(27)	(73)	71
Stock-based compensation	880	578	748
Other income	-	(10)	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Severance costs	37	156	19
Non-GAAP net income	$ 3,957	$ 1,015	$ 8,501

Q1'15 UNAUDITED GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	Q1'15	Q1'14	Q4'14
Server OEM GAAP net revenue	$ 25,178	$ 25,854	$ 30,620
Long-term software contract royalties	(854)	653	(892)
Server OEM non-GAAP net revenue	$ 24,324	$ 26,507	$ 29,728
Server OEM GAAP gross profit	$ 5,996	$ 5,604	$ 8,704
Server OEM GAAP gross margin %	*23.8%*	*21.7%*	*28.4%*
Stock-based compensation	58	41	46
Severance costs	2	47	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Server OEM non-GAAP gross profit	$ 5,252	$ 6,468	$ 7,908
Server OEM non-GAAP gross margin %	*21.6%*	*24.4%*	*26.6%*
Server OEM GAAP sales and marketing expenses	$ 602	$ 482	$ 581
Server OEM GAAP contribution margin	$ 5,394	$ 5,122	$ 8,123
Server OEM GAAP contribution margin %	*21.4%*	*19.8%*	*26.5%*
Stock-based compensation	(21)	(15)	(14)
Severance costs	(4)	(9)	-
Server OEM non-GAAP sales and marketing expenses	$ 577	$ 458	$ 567
Server OEM non-GAAP contribution margin	$ 4,675	$ 6,010	$ 7,341
Server OEM non-GAAP contribution margin %	*19.2%*	*22.7%*	*24.7%*
Server OEM GAAP operating income	$ 5,394	$ 5,122	$ 8,123
Stock-based compensation	79	56	60
Severance costs	6	56	-
Long-term software contract royalties	(854)	653	(892)
Long-term software contract costs	50	123	50
Server OEM non-GAAP operating income	$ 4,675	$ 6,010	$ 7,341

Q1'15 UNAUDITED GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	Q1'15	Q1'14	Q4'14
Vertical Markets GAAP and non-GAAP net revenue	$ 35,943	$ 22,353	$ 38,495
Vertical Markets GAAP gross profit	$ 15,034	$ 9,661	$ 15,621
Vertical Markets GAAP gross margin %	*41.8%*	*43.2%*	*40.6%*
Stock-based compensation	65	23	47
Severance costs	2	26	-
Vertical Markets non-GAAP gross profit	$ 15,101	$ 9,710	$ 15,668
Vertical Markets non-GAAP gross margin %	*42.0%*	*43.4%*	*40.7%*
Vertical Markets GAAP sales and marketing expenses	$ 2,548	$ 2,254	$ 2,452
Vertical Markets GAAP contribution margin	$ 12,486	$ 7,407	$ 13,169
Vertical Markets GAAP contribution margin %	*34.7%*	*33.1%*	*34.2%*
Stock-based compensation	(58)	(33)	(40)
Severance costs	(10)	(19)	(1)
Vertical Markets non-GAAP sales and marketing expenses	$ 2,480	$ 2,202	$ 2,411
Vertical Markets non-GAAP contribution margin	$ 12,621	$ 7,508	$ 13,257
Vertical Markets non-GAAP contribution margin %	*35.1%*	*33.6%*	*34.4%*
Vertical Markets GAAP operating income	$ 12,486	$ 7,407	$ 13,169
Stock-based compensation	123	56	87
Severance costs	12	45	1
Vertical Markets non-GAAP operating income	$ 12,621	$ 7,508	$ 13,257

Q1'15 UNAUDITED GAAP TO NON-GAAP CORPORATE SEGMENT RECONCILIATION ($K)

	Q1'15		Q1'14		Q4'14	
Corporate GAAP sales and marketing expenses	$	654	$	558	$	813
Corporate GAAP contribution margin	$	(654)	$	(558)	$	(813)
Stock-based compensation		(37)		(24)		(26)
Severance costs		(7)		(14)		(1)
Corporate non-GAAP sales and marketing expenses	$	610	$	520	$	786
Corporate non-GAAP contribution margin	$	(610)	$	(520)	$	(786)
Corporate GAAP research and development expenses	$	10,119	$	9,476	$	9,313
Stock-based compensation		(386)		(260)		(356)
Severance costs		(12)		(40)		(17)
Corporate non-GAAP research and development expenses	$	9,721	$	9,176	$	8,940
Corporate GAAP general and administrative expenses	$	3,212	$	2,898	$	2,537
Currency (loss) gain		27		73		(71)
Stock-based compensation		(255)		(182)		(219)
Severance costs		-		(1)		-
Corporate non-GAAP general and administrative expenses	$	2,984	$	2,788	$	2,247
Corporate GAAP operating loss	$	(13,985)	$	(12,932)	$	(12,663)
Currency (gain) loss		(27)		(73)		71
Stock-based compensation		678		466		601
Severance costs		19		55		18
Corporate non-GAAP operating loss	$	(13,315)	$	(12,484)	$	(11,973)

TTM UNAUDITED GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	Q2'14 – Q1'15	Q2'13 – Q1'14
Vertical Markets GAAP net revenue from continuing operations	$ 115,675	$ 80,023
GAAP Revenue from discontinued operations	-	30
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 115,675	$ 80,053
AssuredUVS revenue	-	(30)
Vertical Markets non-GAAP net revenue	115,675	80,023
Vertical Markets GAAP gross profit from continuing operations	$ 48,737	$ 34,040
Vertical Markets GAAP gross margin % from continuing operations	42.1%	42.5%
Vertical Markets GAAP gross profit (loss) from discontinued operations	-	19
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 48,737	$ 34,059
Vertical Markets GAAP gross margin % from continuing and discontinued operations	42.1%	42.5%
Stock-based compensation	179	95
Severance costs	2	31
AssuredUVS revenue	-	(30)
AssuredUVS expenses	-	11
Vertical Markets non-GAAP gross profit	$ 48,918	$ 34,166
Vertical Markets non-GAAP gross margin %	42.3%	42.7%
Vertical Markets GAAP sales and marketing expenses from continuing operations	10,071	8,929
Vertical Markets GAAP contribution margin from continuing operations	$ 38,666	$ 25,111
Vertical Markets GAAP contribution margin % from continuing operations	33.4%	31.4%
Stock-based compensation	179	95
Severance costs	2	31
Vertical Markets non-GAAP sales and marketing expenses	$ 9,866	$ 8,785
Vertical Markets non-GAAP contribution margin	$ 39,052	$ 25,381
Vertical Markets non-GAAP contribution margin %	33.8%	31.7%

TTM UNAUDITED GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	Q2'14 – Q1'15	Q2'13 – Q1'14
Server OEM GAAP net revenue from continuing operations	$ 114,904	$ 130,269
Long-term software contract royalties	(1,693)	2,431
Server OEM non-GAAP net revenue	$ 113,211	$ 132,700
Server OEM GAAP gross profit from continuing operations	$ 29,603	$ 32,855
Server OEM GAAP gross margin % from continuing operations	25.8%	25.2%
Stock-based compensation	230	207
Severance costs	4	59
Power supply component failures	(100)	101
Long-term software contract royalties	(1,693)	2,431
Long-term software contract costs	267	390
Server OEM non-GAAP gross profit	$ 28,311	$ 36,043
Server OEM non-GAAP gross margin %	25.0%	27.2%
Server OEM GAAP sales and marketing expenses from continuing operations	$ 2,240	$ 2,117
Server OEM GAAP contribution margin from continuing operations	$ 27,363	$ 30,738
Server OEM GAAP contribution % from continuing operations	23.8%	23.6%
Stock-based compensation	230	207
Severance costs	4	59
Server OEM non-GAAP sales and marketing expenses	$ 2,162	$ 2,050
Server OEM non-GAAP contribution margin	$ 26,149	$ 33,993
Server OEM non-GAAP contribution margin %	23.1%	25.6%

TTM UNAUDITED GAAP TO NON-GAAP TOTAL REVENUE RECONCILIATION ($K)

	Q2'14 – Q1'15	Q2'13 – Q1'14
GAAP net revenue from continuing operations	$ 230,579	$ 210,292
GAAP revenue from discontinued operations	-	30
GAAP net revenue from continuing and discontinued operations	$ 230,579	$ 210,322
AssuredUVS revenue	-	(30)
Long-term software contract royalties	(1,693)	2,431
Non-GAAP net revenue	$ 228,886	$ 212,723

dot HILL®

30 YEARS

Investor Relations Contacts

Hanif Jamal, CFO
Email: Hanif.Jamal@dothill.com
Phone: 303-845-3377

Jodi Bochert, Investor Relations Manager
Email: Jodi.Bochert@dothill.com
Phone: 303-845-3469